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                                                                   Exhibit 10.30

                                                                    May 10, 1999

Chris Melnick
Chief Operating Officer
Network Access Solutions Corporation
100 Carpenter Drive
Sterling, VA  20164

Dear Mr. Melnick:

This letter shall serve as an amendment to the Network Access Solutions (NAS) Master Service Agreement (MSA) signed by myself on behalf of DSL Networks on May 5, 1999, and accepted by NAS by John Hackett, Vice President, Sales and Marketing on Monday, May 10, 1999. DSL Networks hereby agrees to a Preferred Partnership with NAS, providing NAS with all the benefits customarily extended to a Preferred Partner as well as the "First Right of Refusal" for all DSL circuits sold by DSL Networks in the Bell Atlantic Region. "First Right of Refusal" means that when DSL Networks is providing DSL services in the Bell Atlantic region, NAS will have the first opportunity to provide the circuit to DSL Networks, except when DSL Networks' End User requests otherwise. His Preferred Partnership has a term congruent with the MSA signed by DSL Networks.

DSL Networks will also issue a press statement regarding this Preferred Partnership as soon as possible. This press release is to be drafted by NAS and sent to DSL Networks by Tuesday, May 11, 1999 for approval. The targeted date of approval by DSL Networks for this press release is by close of business Friday, May 14, 1999 for release on Monday, May 17, 1999. At NAS' discretion, NAS may also issue a press release regarding our new partnership.

My signature below evidences DSL Networks' agreement to the terms contained herein. If NAS agrees with the terms of this letter, please sign below and return an original copy to me.


Sincerely,                               Seen and agreed:

/s/ Brad Connors                         /s/ Chris Melnick
---------------------------------------  ------------------------------------
Brad Connors                             Chris Melnick
President and Chief Executive Officer    Chief Operating Officer
DSL Networks                             Network Access Solutions Corporation
577 2nd Street                           100 Carpenter Drive
San Francisco, CA  94107                 Sterling, VA  20164
Telephone: (415) 356-3800                Telephone: (703) 742-7700
Facsimile: (415) 356-3810                Facsimile: (703) 742-7706
E-mail:  bradc@dslnetworks.com           E-mail:  cmelnick@nas-corp..com